================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) August 10, 1999


                  Salmon Brothers Mortgage Securities VII, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                            333-72647-07        13-3439681
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission         (IRS Employer
of Incorporation)                    File Number)        Identification No.)



 388 Greenwich Street, New York, New York                      10013
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code  (212) 783-5635



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events.

Attached hereto as Exhibit 99.1 are the "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Salomon Smith Barney Inc. that are required to be filed pursuant to such letters.


Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.  Description

99.1 (P) Computational Materials and ABS Term Sheets prepared by Salomon Smith Barney Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   August 10, 1999


                                   SALOMON BROTHERS MORTGAGE
                                      SECURITIES VII, INC.


                                   By: /s/ Angela Hutzel
                                       ----------------------------------
                                       Name:  Angela Hutzel
                                       Title: Assistant Vice President

                                  EXHIBIT INDEX


                  The following exhibits are filed herewith:


Exhibit No.

99.1 (P) Computational Materials and ABS Term Sheets prepared by Salomon Smith Barney Inc.